Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income Statement [Abstract]
REVENUES	$ 84,161	$ 90,715	$ 70,684
COST OF REVENUES	(31,569)	(27,325)	(20,105)
GROSS PROFIT	52,592	63,390	50,579
OPERATING EXPENSES:
Research and development expenses	(48,171)	(58,207)	(46,875)
Sales and marketing expenses	(17,314)	(16,959)	(14,214)
General and administrative expenses	(14,024)	(16,593)	(16,556)
TOTAL OPERATING EXPENSES	(79,509)	(91,759)	(77,645)
OPERATING LOSS	(26,917)	(28,369)	(27,066)
Change in fair value of Forfeiture Shares	1,713	2,907	(173)
Financial income (expenses), net	5,637	(1,770)	1,102
LOSS BEFORE INCOME TAXES	(19,567)	(27,232)	(26,137)
INCOME TAXES	(112)	(451)	(407)
LOSS AFTER INCOME TAXES	(19,679)	(27,683)	(26,544)
Equity in earnings of investee	18	16	10
NET LOSS	$ (19,661)	$ (27,667)	$ (26,534)
Basic net loss per Ordinary Share (in Dollars per share)	$ (0.19)	$ (0.28)	$ (1.15)	[1]
Weighted average number of shares used in computing net loss per Ordinary Share (in Shares)	101,985,939	97,820,782	33,031,205	[1]

[1]	Pursuant to the Merger Agreement Closing, all the Company’s Preferred Shares were converted on a one-to-one basis into Company’s Ordinary Shares; The Company’s Articles of Association that was in effect prior the Merger Agreement Closing, stated that the Preferred Shares were entitled to dividend preference, according to which, upon declaration of dividend by the Company’s Board of Directors, such Preferred Shares shall be entitled to cumulative dividends as of their applicable issuance at an annual rate of 7% of the applicable Original Issue Price (compounded annually). Dividend on Redeemable Preferred Shares referred to the period that started on January 1, 2021 and ended on September 29, 2021 (Closing Date, refer to note 1(c)).